UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

PLBY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 424-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 11, 2021, PLBY Group, Inc. (“PLBY”) filed a Form 8-K (the “Prior 8-K”) to report the completion, on August 9, 2021, of its acquisition of Honey Birdette (Aust) Pty Limited (“Honey Birdette”) pursuant to a Share Purchase Agreement, dated June 28, 2021, by and among PLBY, PLBY Australia Pty Ltd, Honey Birdette, the holders of all of the capital stock of Honey Birdette (the “Sellers”), and Ray Itaoui, as the Sellers’ representative. This Current Report on Form 8-K/A amends the Prior 8-K to provide the consolidated financial statements of Honey Birdette and its subsidiaries and the pro forma financial information relating to the acquisition of Honey Birdette that are required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and should be read in conjunction with the Prior 8-K. Except as set forth herein, no other modification has been made to the Prior 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Honey Birdette and its subsidiaries as of and for the fiscal year ended June 27, 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information with respect to PLBY’s acquisition of Honey Birdette as of and for the six months ended June 30, 2021 and the year ended December 31, 2020 are attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that PLBY will experience after the acquisition.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of KPMG, Independent Auditors.
99.1	Audited consolidated financial statements of Honey Birdette (Aust) Pty Limited and its subsidiaries as of and for the year ended June 27, 2021.
99.2	Unaudited pro forma condensed consolidated financial information for PLBY Group, Inc. and Honey Birdette (Aust) Pty Limited as of and for the six months ended June 30, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2021	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary